Exhibiti 21.1

                 CONSOLIDATED SUBSIDIARIES OF TEREX CORPORATION


Name of Subsidiary                                Jurisdiction of Incorporation

The American Crane Corporation                                 North Carolina
American Truck Company LLC                                           Delaware
Amida Industries, Inc.                                         South Carolina
Atlas Terex GmbH                                                      Germany
Atlas Terex UK Limited                                         United Kingdom
Atlas Weyhausen Norge A/S                                              Norway
Atlasquip Ltee.                                                        Canada
BCP Construction Products, Inc.                                      Delaware
Benford America, Inc.                                                Delaware
Benford Limited                                                United Kingdom
BHS Baumaschinen Handelsund Service GmbH                              Germany
BL - Pegson Limited                                            United Kingdom
BL - Pegson USA, Inc.                                             Connecticut
Brown Lenox & Co. Limited                                      United Kingdom
Bucyrus Construction Products, Inc.                                  Delaware
Cedarapids, Inc.                                                         Iowa
Cliffmere Limited                                              United Kingdom
CMI Belgium NV                                                        Belgium
CMI Dakota Company                                               South Dakota
CMIOIL Corporation                                                   Oklahoma
CMI Terex Corporation                                                Oklahoma
CMI-Cifali Equipamentos, Ltda.                                         Brazil
CMP Limited                                                    United Kingdom
Coleman Engineering, Inc.                                           Tennessee
Comet Coalification Limited                                    United Kingdom
Crookhall Coal Company Limited                                 United Kingdom
Demag Mobile Cranes AB/AB Grundstenen 95480                            Sweden
Demag Mobile Cranes Gepgyarto Kft.                                    Hungary
Demag Mobile Cranes Ltd.                                       United Kingdom
Demag Mobile Cranes Spain, S.A.                                         Spain
Demag Mobile Cranes Verwaltungsgesellschaft mbH                       Germany
Demag Mobile Cranes, Inc.                                            Delaware
Dematic Japan Co., Ltd                                                  Japan
Drion Constructie B.V. B.A.                                           Belgium
EarthKing, Inc.                                                      Delaware
Energetika TATRA, a.s.                                         Czechoslovakia
Energy and Mineral Processing Limited                                Scotland
Fairfield Insurance Limited                                        N. Ireland
Fermec Holding Ltd.                                            United Kingdom
Fermec International Ltd.                                      United Kingdom
Fermec Manufacturing Ltd.                                      United Kingdom
Fermec North America Ltd.                                      United Kingdom
Fermec S.A.                                                            France
Fermec Trustees Ltd.                                           United Kingdom
Finlay (Site Handlers) Limited                                     N. Ireland
Finlay Block Machinery Limited                                     N. Ireland
Finlay Hydrascreen USA, Inc.                                         Michigan
Finlay Hydrascreens (Omagh) Limited                                N. Ireland
Finlay Plant (UK) Ltd.                                         United Kingdom
Foray 827 Limited                                              United Kingdom
Fuchs Terex, Inc.                                                    Delaware
Fuchs-Bagger GmbH & Co. KG                                            Germany
Fuchs-Bagger Verwaltungs GmbH                                         Germany
Fyne Limited                                                   United Kingdom
Fyne Machineries Limited                                       United Kingdom
Gatewood Engineers Limited                                     United Kingdom
Genie Access Services International Limited                    United Kingdom
Genie Access Services, Inc.                                        Washington
Genie Australia Wholesale Pty. Ltd.                                 Australia
Genie Australia Pty. Ltd.                                           Australia
Genie Brasil LTDA                                                      Brazil
Genie Cayman Holdings                                          Cayman Islands
Genie China, Inc.                                                  Washington
Genie Financial Services Europe Ltd.                           United Kingdom
Genie Financial Services, Inc.                                     Washington
Genie Financial Solutions, Inc.                                United Kingdom
Genie France S.A.R.L.                                                  France
Genie Germany GmbH                                                    Germany
Genie Holdings, Inc.                                               Washington
Genie Industries Iberica, S.L.                                          Spain
Genie Industries, B.V.                                            Netherlands
Genie Industries, Inc.                                             Washington
Genie International Holdings, Ltd.                             United Kingdom
Genie International, Inc.                                          Washington
Genie Korea Ltd.                                                        Korea
Genie Lease Management LLC                                           Delaware
Genie Manufacturing, Inc.                                          Washington
Genie Portfolio Management LLC                                       Delaware
Gen-National Insurance Co. Ltd.                                       Bermuda
GFS Commercial LLC                                                 Washington
GFS National, Inc.                                                 Washington
Go Credit Corporation                                              Washington
Gru Comedil S.r.l.                                                      Italy
Horsky Hotel TATRA, spol. s.r.o                                Czechoslovakia
HFM Hohenloher Fahrzeuge-und Maschinenteile GmbH                      Germany
IMACO Blackwood Hodge Group Limited                            United Kingdom
IMACO Blackwood Hodge Limited                                  United Kingdom
IMACO Trading Limited                                          United Kingdom
Industrial Conveyor's Sdn Bhd                                        Malaysia
International Machinery Company Limited                        United Kingdom
J.C. Abbott & Co. Ltd.                                         United Kingdom
Jaques (Singapore) Pte Ltd                                          Singapore
Jaques (Thailand) Limited                                            Thailand
Jaques International Holdings Pty. Ltd.                             Australia
Jaques International Limited                                        Hong Kong
Jaques International Sdn Bhd                                         Malaysia
John Finlay (Engineering) Limited                                  N. Ireland
Keir & Cawder (Engineering) Limited                                  Scotland
Koehring Cranes, Inc.                                                Delaware
Kueken (UK) Ltd.                                               United Kingdom
Lease Servicing & Funding Corp.                                    Washington
Matbro (N.I.) Limited                                              N. Ireland
Metra Metaalwerken BVBA                                               Belgium
Moffett Iberica S.A.                                                    Spain
New Terex Holdings UK Limited                                  United Kingdom
NGW Supplies Limited                                           United Kingdom
Nihon Genie K.K.                                                        Japan
Nippon Schaeff K.K.                                                     Japan
O & K Orenstein & Koppel (South Africa) Pty. Ltd.                South Africa
O & K Orenstein & Koppel Inc.                                          Canada
O & K Orenstein & Koppel, Inc.                                       Delaware
O & K Orenstein & Koppel Limited                               United Kingdom
Orenstein & Koppel Australia Pty Ltd.                               Australia
P.P.M. S.A.S.                                                          France
Payhauler Corp.                                                      Illinois
Pegson Group Limited                                           United Kingdom
Potratz  - Terex  GmbH                                                Germany
Potratz Baumaschinen GmbH & Co. KG                                    Germany
Powerscreen (G.B.) Limited                                     United Kingdom
Powerscreen Holdings USA Inc.                                        Delaware
Powerscreen International (Canada) ULC                                 Canada
Powerscreen International (UK) Limited                         United Kingdom
Powerscreen International Distribution Limited                     N. Ireland
Powerscreen International Limited                              United Kingdom
Powerscreen International LLC                                        Delaware
Powerscreen Limited                                                   Ireland
Powerscreen Manufacturing Limited                                  N. Ireland
Powerscreen North America Inc.                                       Delaware
Powerscreen USA LLC                                                  Kentucky
Powerscreen USC Inc.                                                 Delaware
Powersizer Limited                                             United Kingdom
PPM Cranes, Inc.                                                     Delaware
PPM Deutschland GmbH Terex Cranes                                     Germany
Precision Powertrain (UK) Limited                              United Kingdom
Product Support, Inc.                                                Oklahoma
R&R Limited                                                    United Kingdom
Rhaeader Colliery Co. Limited                                  United Kingdom
Royer Industries, Inc.                                           Pennsylvania
Schaeff  - Terex Beteiligungs-GmbH                                    Germany
Schaeff & Co.                                                  United Kingdom
Schaeff Ersatzeile-Service GmbH & Co. KG                              Germany
Schaeff Ersatzteile Service Beteilgungs GmbH                          Germany
Schaeff France SARL                                                    France
Schaeff Gesellschaft fur Auslandsbeteiligungen GmbH                   Germany
Schaeff Grundbesitz GmbH & Co. Gbr                                    Germany
Schaeff Holding GmbH & Co. KG                                         Germany
Schaeff Holding Verwaltungs GmbH                                      Germany
Schaeff Komponenten Beteiligungs GmbH                                 Germany
Schaeff Komponenten GmbH & Co. KG                                     Germany
Schaeff Limited                                                United Kingdom
Schaeff Machinery (Shanghai) Co., Ltd.                                  China
Schaeff of North America, Inc.                                       Delaware
Schaeff Service Limited                                        United Kingdom
Schaeff Incorporated                                                     Iowa
Sempurna Enterprise (Malaysia) Sdn Bhd                               Malaysia
Simplicity Material Handling, Ltd.                                     Canada
Sim-Tech Management Limited                                         Hong Kong
Spinnaker Insurance Company                                           Vermont
Standard Havens Products, Inc.                                       Delaware
Standard Havens, Inc.                                                Delaware
Sure Equipment (Sales) Limited                                 United Kingdom
Sure Equipment (Scotland) Limited                              United Kingdom
Sure Equipment (Southern) Limited                              United Kingdom
Sure Equipment Group Limited                                   United Kingdom
Tafonco a.s.                                                     Czechlovakia
Taforge a.s.                                                    Chezoslovakia
Tatra, a.s.                                                    Czechoslovakia
Tatra ND, spol. s.r.o v likvidaci                              Czechoslovakia
Tatrarest, spol. s.r.o                                         Czechoslovakia
Tatraservis a.s.                                                       Russia
Tatra Slovensko, Spol. s.r.o                                         Slovakia
Tatra Udyog Ltd                                                         India
Tatra USA Inc.                                                  United States
Tawesco s.r.o                                                    Checklovakia
Telelect Canada, Ltd.                                                  Canada
Telelect Southeast Distribution, Inc.                               Tennessee
Terex Advance Mixer, Inc.                                            Delaware
Terex Aerials Limited                                                 Ireland
Terex Aerials, Inc.                                                 Wisconsin
Terex Australia Pty. Ltd.                                           Australia
Terex Aviation Ground Equipment, Inc.                                Delaware
Terex Bartell, Inc.                                                  Delaware
Terex Bartell, Ltd.                                                    Canada
Terex Cranes (Australia) Pty. Ltd.                                  Australia
Terex Cranes (UK) Ltd.                                         United Kingdom
Terex Cranes, Inc.                                                   Delaware
Terex Czech s.r.o.                                             Czechoslovakia
Terex-Demag GmbH & Co. KG                                             Germany
Terex Demag S.A.S.                                                     France
Terex Equipment & Machinery Espana S.L.U.                               Spain
Terex Equipment Limited                                        United Kingdom
Terex European Holdings B.V.                                  The Netherlands
Terex Financial Services, Inc.                                       Delaware
Terex Germany GmbH & Co. K.G.                                         Germany
Terex International Financial Services Company                     N. Ireland
Terex Italia S.r.l.                                                     Italy
Terex Lifting Australia Pty. Ltd.                                   Australia
Terex Lifting U.K. Limited                                     United Kingdom
Terex Mining (Botswana) (Pty) Ltd.                                   Botswana
Terex Mining Australia Pty. Ltd.                                    Australia
Terex Mining Equipment, Inc.                                         Delaware
Terex Netherlands Holdings B.V.                               The Netherlands
Terex  Utilities Canada, Inc.                                          Canada
Terex of Western Michigan, Inc.                                      Michigan
Terex Peiner GmbH                                                     Germany
Terex Real Property, Inc.                                        Pennsylvania
Terex UK Limited                                               United Kingdom
Terex Utilities, Inc.                                                Delaware
Terex Utilities South, Inc.                                          Delaware
Terex Verwaltungs GmbH                                                Germany
Terex West Coast, Inc.                                           South Dakota
TerexLift S.r.l.                                                        Italy
Terex-RO Corporation                                                   Kansas
Terex-Telelect, Inc.                                                 Delaware
Tower Cranes, Inc.                                                   New York
Unit Rig (Canada) Ltd.                                               Delaware
Unit Rig (South Africa) Pty. Ltd.                                South Africa
Utility Equipment, Inc.                                                Oregon
Webster Schaeff & Co.                                          United Kingdom